UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 7, 2006

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-31149                95-4040623
 (State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

         6053 West Century Boulevard, 11th Floor
                 Los Angeles, California                              90045-6438
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (310) 342-5000

              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On April 3, 2006, the Board of Directors (the "Board") of California Pizza Kitchen, Inc. (the "Company") unanimously approved the election of Alan Rothenberg to the Board. Mr. Rothenberg will stand for re-election at the Company's upcoming Annual Meeting of Stockholders to be held on June 14, 2006. A copy of the Company's related press release is attached hereto as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits:

99.1     Press release, dated April 7, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   California Pizza Kitchen, Inc.,
                                   a Delaware corporation

Date: April 7, 2006                By:  /s/  Larry S. Flax
                                        ----------------------------------------
                                        Name:    Larry S. Flax
                                        Title:   Co-Chief Executive Officer,
                                                 Co-President and Co-Chairman of
                                                 the Board


                                   By:  /s/  Richard L. Rosenfield
                                        ----------------------------------------
                                        Name:    Richard L. Rosenfield
                                        Title:   Co-Chief Executive Officer,
                                                 Co-President and Co-Chairman of
                                                 the Board



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                                INDEX TO EXHIBITS
     No.       Description
    99.1       Press release, dated April 7, 2006.


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